TOP FLIGHT FUND

PROSPECTUS

February 1, 2006

1384 West State Road

Pleasant Grove, UT 84062

1-800-869-1679

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

PAGE

RISK/RETURN SUMMARY

3

FEES AND EXPENSES OF THE FUND

6

ADDITIONAL INFORMATION ABOUT THE FUND'S STRATEGIES

AND RISKS

6

HOW TO BUY SHARES

8

HOW TO REDEEM SHARES

10

DETERMINATION OF NET ASSET VALUE

12

DIVIDENDS, DISTRIBUTIONS AND TAXES

12

MANAGEMENT OF THE FUND

13

FINANCIAL HIGHLIGHTS

14

PRIVACY POLICY

15

FOR MORE INFORMATION

BACK COVER

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the Fund is long-term growth of capital.

PRINCIPAL STRATEGIES

The Fund seeks to achieve its objective primarily by investing in equity securities and selling equity securities short as a hedge against adverse market conditions.   The Fund's adviser follows a dynamic model that allocates the  Fund's  portfolio  among  equity  asset  and  style  classes  and  between securities it holds "long"  and sells short, based on the model's assessment of overall market direction.  The adviser will engage in extremely active trading of the Fund's portfolio securities and the Fund will have a portfolio turnover rate that is significantly higher than other mutual funds.

When the Fund invests in common stocks of individual companies, it will generally invest in companies within specific sectors (e.g.  retail,  consumer staples, technology) and within those sectors, specific styles (e.g., small cap value, large cap growth) that the adviser's proprietary sector and style models indicate  have  the  greatest  potential for upward price movement.  The models measure various characteristics such as price-to-earnings ratio, market capitalization and price momentum.

The Fund may also take "long" and  short  positions  in  exchange  traded funds  such  as Standard & Poor's Depositary Receipts (commonly referred to  as SPDRs) and the  NASDAQ  100  tracking stock (NASDAQ Symbol QQQ).  The Fund will use these instruments to increase  exposure  to  sectors  the  adviser's  model indicates  have  the  greatest  potential  for  upward  price  movement, and to decrease exposure to sectors the adviser's model indicates have  the  greatest potential for downward price movement.

Short  selling  means  the  Fund  sells  a security that it does not own, borrows the same security from a broker or other  institution  to  complete the sale, and buys the same security at a later date to repay the lender.   If  the security  is  overvalued,  and  the  price  declines  before  the Fund buys the security,  the  Fund  makes  a profit.  If the price of the security increases before the Fund buys the security, the Fund loses money.

The Fund is a non-diversified Fund, which means that the Fund may take a larger position in a small number of companies than a diversified fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

o

MANAGEMENT RISK.  The strategy used by the adviser may fail to achieve the intended results and may entail more risk than other stock funds.

o

COMPANY RISK.  The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio.

o

SMALLER COMPANY RISK.   To the extent the Fund invests in smaller capitalization companies, the Fund will be subject to additional risks. These include:

o

The earnings and prospects of smaller companies are more  volatile than larger companies.

o

Smaller companies may experience higher failure rates than do larger companies.

o

The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

o

Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

o

VOLATILITY RISK.  Equity securities tend to be more volatile than other investment choices.  The value of an individual company can be more volatile than the market as a whole.  This volatility affects the value of the Fund's shares.

o

MARKET RISK.  Overall stock market risks may also affect the value of the Fund.   Factors  such  as  domestic  economic  growth  and  market conditions,   interest  rate  levels  and  political  events  affect  the securities markets.

o

STYLE RISK.  To the extent the Fund invests in a particular style, such as "small capitalization growth" or "large capitalization value," the Fund may be subject to additional risks.   If the adviser's judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect, the security's price may decrease in value.  For  example,  if  the  Fund  invests  in a style that emphasizes "value stocks," the market may not agree with the adviser's determination that a security is undervalued, and the security's price may not increase to what the adviser believes is its full value.   It may even decrease in value.

o

SECTOR RISK.  If the Fund's portfolio is overweighted  in  a certain sector,  any  negative  development  affecting  that  sector will have  a greater impact on the Fund than a fund that is not overweighted  in  that sector.

o

SHORT SALE RISK.   The Fund engages in short selling activities, which are significantly different from the investment activities commonly associated with conservative stock funds.    Positions   in   shorted securities   are   speculative and more risky than "long" positions (purchases).  You should be aware that any strategy that includes selling securities short could suffer significant losses.   Short selling will also result in higher transaction costs (such as interest and dividends), which reduce the Fund's return, and may result in higher taxes.

o

HIGHER  EXPENSES.   The Fund will indirectly bear its  proportionate share of any fees and expenses paid by the exchange traded funds in which it invests in addition to  the  fees and expenses payable directly by the Fund.  Therefore, the Fund will incur  higher expenses, many of which may be duplicative.

o

PORTFOLIO TURNOVER RISK.  Because the  Fund  has very high portfolio turnover,  it  will  incur significant additional costs  due  to  greater brokerage commission expenses  (and dealer spreads built into the cost of the securities) than those incurred  by  a  fund  with  a lower portfolio turnover rate.  These additional expenses will substantially  reduce  the Fund's total return, and the Fund therefore must significantly outperform the  market  in  order to generate a return comparable to market returns.  The higher portfolio  turnover  rate  may  result  in the realization for federal income tax purposes of additional net capital  gains,  which also may  result in substantial ordinary income to shareholders and negatively affect the Fund's after-tax performance.

o

NON-DIVERSIFICATION  RISK.   As  a  non-diversified fund, the Fund's portfolio may at times focus on a limited  number of investments and will be  subject  to  substantially more investment  risk  and  potential  for volatility than a diversified fund.  The Fund's share price could fall if the Fund is heavily  invested  in  a particular security and the price of that security falls.

o

An investment in the Fund is not  a  deposit  of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o

The Fund is not a complete investment program.

o

As with any mutual fund investment, the Fund's returns will vary and you could lose money.

HOW THE FUND HAS PERFORMED

      The  bar  chart and performance table below show the variability  of  the returns of the Fund,  which  is  one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's  total  return from year to year.  The performance table shows  how  the Fund's average annual total returns compare to those of a broad-based securities  market  index.   Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*

*During  the period shown, the highest return for a calendar quarter was 34.90% in the 2nd  quarter  of  2003,  and  the  lowest  return was -8.60% for the 1st quarter of 2003.

AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIOD ENDED DECEMBER 31, 2005)

The Fund	1 Year	Since Inception[1]
Before Taxes	0.87%	20.31%
After Taxes on Distributions[2]	-2.96%	14.52%
After Taxes on Distributions and Sale	0.55%	14.01%
of Fund Shares[2]

S&P 500 Index	1 Year	Since Inception[1]
(reflects no deduction for fees,	3.00%	12.36%
expenses, or taxes)

1 December 31, 2002

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND

      The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee[1]	NONE

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from Fund assets)
Management Fee	1.95%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses
Dividend Expense on Securities Sold Short[2]	0.02%
Remainder of Other Expenses	1.37%
Total Annual Fund Operating Expenses	3.34%

1 A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer.  This fee is subject to change.

2 When the Fund sells a stock short, the Fund incurs and obligation to pay an amount equal to all cash dividends declared on the stock sold short.  SEC regulations require that this payment be disclosed as an expense of the Fund.

Example:

This Example is intended to help you compare the cost of investing  in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest  $10,000  in the Fund for the time periods indicated, reinvest dividends and distributions,  and  then  redeem  all  of  your shares at the end of those periods.  The Example also assumes that your investment  has  a  5% return each year  and  that  the Fund's operating expenses remain the same.  Although  your actual costs may be  higher  or  lower,  based  on these assumptions your costs would be:

1 Year	3 Year	5 Year	10 Year

$337	$1,027	$1,741	$3,631

ADDITIONAL INFORMATION ABOUT THE FUND'S STRATEGIES AND RISKS

      The adviser follows a dynamic model that allocates  the  Fund's portfolio among equity asset and style classes and between securities it holds "long" and sells short, based on the model's assessment of overall market direction.   The more  confident  the model is in the upward direction of the equity market, the lower the Fund's exposure to short positions.  Likewise, the less confident the model is in the upward  direction  of the equity market, the greater the Fund's exposure to short positions.  Under  normal  circumstances,  the  Fund may hold both "long" and short positions.  In connection with its short sales,  the Fund is required to maintain a segregated account with the custodian of cash or high grade liquid assets which will be marked to market daily so that it equals  (i) the  greater  of  the  current market value of the securities sold short by the Fund or the market value  of  such securities at the time they were sold short, less (ii) any collateral deposited  with its broker (not including the proceeds from the short sales).  The Fund will  limit  its  short  sales so that no more than  50%  of its net assets (less all its liabilities other  than  obligations under the short  sales)  will  be  deposited as collateral and allocated to the segregated account.   However, the segregated  account  and  deposits  will not necessarily  limit  the  Fund's  potential  loss  on  a  short  sale,  which is unlimited.

The adviser will select securities for "long" and short positions  within each  asset  or  style class based on its perception of market conditions.  The adviser focuses its  "long"  positions  on  countries; industries and companies whose securities are experiencing upward price  momentum (i.e., the stock price is  increasing) and other positive developments such  as  favorable  valuations (i.e.,  low  P/E  ratios  relative  to  sector  or industry) and upward analyst earnings  estimate  revisions (i.e., analysts have  raised  estimates  for  the company's earnings).  The adviser will focus its short positions on instruments that offer broad sector exposure, such as exchange traded funds; in sectors that the adviser believes have greater potential for downward price movement.  The  adviser's  selection  process  is  dynamic,  so that as market  conditions change, the adviser will shift investments to other  companies  that  may be in different industries or countries.  The adviser may also sell a security if the adviser  identifies  a  security  that  it  believes offers a better investment opportunity.

      The  Fund engages in short selling activities,  which  are  significantly different from  the investment activities commonly associated with conservative stock funds.  Positions  in  shorted  securities are speculative and more risky than "long" positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited  to  the  amount  paid for the security plus  the transactions costs, whereas there is no maximum attainable  price  of the shorted  security.   Therefore,  in  theory,  securities  sold  short  have unlimited  risk.   Depending on market conditions, the Fund may have difficulty purchasing the security  sold  short,  and could be forced to pay a premium for the security.  There can be no assurance  that  the  Fund will be able to close out the short position at any particular time or at an  acceptable  price.  You should  be  aware  of  the intrinsic risk involved in the Fund and be cognizant that any strategy that includes selling securities short can suffer significant losses.  Short selling will  also  result  in higher transaction costs (such as interest  and  dividends), and may result in higher  taxes,  which  reduce  the Fund's return.

      The Fund will  primarily  invest  in  common  stocks  and exchange traded funds.   Exchange traded funds include S&P Depositary Receipts  ("SPDRs"),  S&P Sector SPDRs,  NASDAQ  100  tracking  stock (QQQs), closed-end mutual funds and other  security  baskets.   SPDRs are exchange  traded  shares  that  represent ownership in the SPDR Trust,  an investment company that was established to own the  stocks included in the S&P  500  Index.   S&P  Sector  SPDRs  are  similar investment  companies  that  own the stocks included in various sector indexes. The price and dividend yield of  SPDRs  and S&P Sector SPDRs track the movement of the appropriate S&P index relatively closely.   Long  and short positions in broad market index securities such as these will generally  be held for a short period of time, and are intended to increase or decrease broad  market exposure as indicated by the adviser's market direction model.  At times,  as  specified by the model, long or short positions in broad market index securities  may  be held  for  less  than one day.  From time to time, as positions inside the Fund are  adjusted in accordance  with  the  adviser's  sector,  style,  and  market direction  models,  the Fund's market exposure may exceed 100% of the assets of the Fund for very short  periods of time while adjustments to the portfolio are being made; however, leverage  is  not  a  strategy of the Fund, and the Fund's market exposure will typically be less than  100%  of the assets of the Fund by the close of each business day.

      The  Fund may invest in foreign companies in the  world's  developed  and emerging markets  by  purchasing  American  Depositary  Receipts  ("ADRs")  and exchange  traded funds like World Equity Benchmark Shares ("WEBS") and iShares. An ADR is a  U.S.  dollar  denominated  certificate that evidences ownership of shares of a foreign company.  ADRs are alternatives  to  the direct purchase of the  underlying  foreign stock.  WEBS represent a broad portfolio  of  publicly traded stocks in a  selected country.  Each WEBS Index Series seeks to generate investment results that generally correspond to the market yield performance of a given Morgan Stanley  Capital  International (MSCI) Index.  To the extent the Fund  invests in ADRs or foreign exchange  traded  funds,  the  Fund  could  be subject  to  greater  risks because the Fund's performance may depend on issues other  than the performance  of  a  particular  company.   Changes  in  foreign economies  and  political  climates  are  more likely to affect the Fund than a mutual fund that invests exclusively in U.S.  companies.   The value of foreign securities is also affected by the value of the local currency  relative to the U.S. dollar.  There may also be less government supervision of foreign markets, resulting  in  non-uniform  accounting  practices  and  less publicly available information.

 All of the "foreign risks" described above are heightened  to  the extent the  Fund  invests  in  securities  of emerging foreign markets.  There may  be greater  social,  economic  and political  uncertainty  and  instability;  more substantial  governmental  involvement   in   the  economy;  less  governmental supervision and regulation; unavailability of currency hedging techniques; risk of companies that may be newly organized and small;  and  less  developed legal systems.

GENERAL INFORMATION

      The  investment objective of the Fund may be changed without  shareholder approval.

      From time  to  time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse  market,  economic,  political  or other conditions.  For example,  the  Fund  may hold all or a portion of its assets  in  money  market instruments or money market  funds.   If  the Fund invests in shares of a money market fund or other investment company, the shareholders of the Fund generally will be subject to duplicative management fees.   In  addition,  the  Fund  may temporarily  discontinue  short  selling  in  extreme  market conditions.  As a result of engaging in these temporary measures, the Fund  may  not  achieve its investment objective.  The Fund may also invest in such instruments at any time to  maintain  liquidity or pending selection of investments in accordance  with its policies.

HOW TO BUY SHARES

      To  help  the  government  fight  the  funding  of  terrorism  and  money laundering activities,  federal  law  requires  all  financial  institutions to obtain, verify, and record information that identifies each person who opens an account.  What  this means for you: When you open an account, we will  ask  for your name, address,  date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

INITIAL PURCHASE

      The minimum initial  investment in the Fund is $5,000 ($500 for qualified retirement  accounts and medical  savings  accounts).   Investors  choosing  to purchase or redeem  their  shares  through a broker-dealer or other institution may  be  charged  a fee by that institution.   To  the  extent  investments  of individual investors  are  aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

BY MAIL - To be in proper form, your initial purchase request must include:

o

a completed and signed  investment  application form (which accompanies this Prospectus);

o

a check made payable to the Fund;

o

the initial check should have the same address as the application.

Mail the application and check to:

U.S. Mail:	Top Flight Fund	Overnight:	Top Flight Fund
	c/o Mutual Shareholder Services Inc. 8869 Brecksville Rd. Suite C Brecksville, OH 44141		c/o Mutual Shareholder Services Inc. 8869 Brecksville Rd. Suite C Brecksville, OH 44141

BY WIRE - You may also purchase shares of the Fund by wiring federal funds from your  bank,  which  may charge you a fee for doing so.  To wire money, you must call the Fund's transfer  agent, at 1-800-869-1679 to obtain instruction on how to set up your account and  to  obtain  an  account number.

      You must provide a signed application to Mutual Shareholder Services Inc. at the above address in order to complete your  initial  wire  purchase.   Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business.  A wire purchase will not be considered made until the  wired  money  is  received  and the purchase is accepted by the Fund.  Any delays that may occur in wiring money,  including  delays  that  may  occur  in processing by the banks, are not the responsibility of the Fund or the transfer agent.   There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

ADDITIONAL INVESTMENTS

      You  may  purchase  additional  shares  of  the Fund (subject to a $1,000 minimum) by mail, wire or automatic investment.  Each  additional mail purchase request must contain:

o

your name

o

the name of your account(s),

o

your account number(s),

o

the name of the Fund

o

a check made payable to the Fund

Send your purchase request to the address listed under the  heading "How to Buy Shares-Initial Purchase."  A bank wire should be sent as outlined above.

AUTOMATIC INVESTMENT PLAN

      You may make regular investments in the Fund with an Automatic Investment Plan  by  completing  the  appropriate  section of the account application  and attaching a voided personal check.  Investments  may  be  made monthly to allow dollar-cost averaging by automatically deducting $250 or more  from  your  bank checking  account.   You  may change the amount of your monthly purchase at any time.   If  your bank rejects  an  Automatic  Investment  Plan  purchase,  your shareholder account will be charged a fee to defray bank charges.

TAX SHELTERED RETIREMENT PLANS

      Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate  investment  medium  for  tax sheltered retirement plans, including: individual retirement plans ("IRAs");  simplified  employee pensions ("SEPs");  SIMPLE plans; 401(k) plans; qualified corporate pension  and  profit sharing plans  (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement  plans.   Contact  the transfer agent for the procedure to open  an  IRA  or  SEP  plan  and  more specific  information  regarding  these retirement plan options.  Please consult  with  your  attorney  or  tax adviser regarding  these plans.  You must pay custodial fees for your IRA by redemption of sufficient  shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian.  Call the transfer agent about the IRA custodial fees.

MARKET TIMING

The Fund discourages, and does not accommodate, market timing.  Market timing is an investment strategy using frequent purchases and redemptions and/or exchanges in an attempt to profit from short term market movements.  Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  The Board of Trustees has adopted a policy requiring the Fund's transfer agent to monitor shareholder activity for purchases and redemptions and/or exchanges that reasonably indicate market timing activity.  The transfer agent does not employ an objective standard and may not be able to identify all market timing activity or may misidentify certain trading activity as market timing activity.  While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  If the Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity.  The Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

OTHER PURCHASE INFORMATION

      The Fund may  limit  the amount of purchases and refuse to sell shares to any person.  If your check or  wire does not clear, you will be responsible for any loss incurred by the Fund.   If you are already a shareholder, the Fund can redeem  shares  from  any  identically   registered  account  in  the  Fund  as reimbursement for any loss incurred.  You  may be prohibited or restricted from making future purchases in the Fund.  Checks  must be made payable to the Fund; the Fund does not accept third party checks.

      The  Fund  has  authorized  certain broker-dealers  and  other  financial institutions  (including their designated  intermediaries)  to  accept  on  its behalf purchase  and sell orders.  The Fund is deemed to have received an order when the authorized  person  or  designee  accepts  the order, and the order is processed  at  the  net  asset  value next calculated thereafter.   It  is  the responsibility of the broker-dealer  or other financial institution to transmit orders promptly to the transfer agent.

HOW TO REDEEM SHARES

      You may receive redemption payments  in  the  form of a check or federal wire transfer.   A  wire  transfer  fee of $15 is charged to defray  custodial charges for redemptions paid by wire transfer.  This fee is subject to change. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

      BY  MAIL - You may redeem any part of your account  in  the  Fund  at  no charge by mail.  Your request should be addressed to:

U.S. Mail:	Top Flight Fund	Overnight:	Top Flight Fund
	c/o Mutual Shareholder Services Inc. 8869 Brecksville Rd. Suite C Brecksville, OH 44141		c/o Mutual Shareholder Services Inc. 8869 Brecksville Rd. Suite C Brecksville, OH 44141

"Proper form" means your request for redemption must include:

o

the Fund name and account number,

o

account name(s) and address,

o

the dollar amount or number of shares you wish to redeem.

      Requests  to  sell  shares  are  processed  at  the  net asset value next calculated after we receive your order in proper form.  To be  in proper order, your  request  must  be  signed by all registered share owner(s) in  the  exact name(s) and any special capacity  in  which  they  are  registered.   The  Fund requires that signatures be guaranteed if you request the redemption check made payable  to  any person other than the shareholder(s) of record or mailed to an address other  than  the  address of record, or if the mailing address has been changed within 30 days of the  redemption  request.   The Fund may also require that signatures be guaranteed for redemptions  of  $25,000  or more.  Signature guarantees are for the protection of shareholders.  You can obtain  a signature guarantee from most banks and securities dealers, but not from a notary public.  For  joint  accounts,  both  signatures  must  be guaranteed.  Please call  the transfer agent at 1-800-869-1679 if you have questions.   At  the discretion of the Fund or the transfer agent you may be required to furnish additional  legal documents to insure proper authorization.

      BY  TELEPHONE  -  You  may redeem any part of your account in the Fund by calling the transfer agent at  1-800-869-1679.   You  must  first  complete the Optional   Telephone   Redemption   and  Exchange  section  of  the  investment application to institute this option.   The  Fund,  the  transfer agent and the custodian  are  not  liable  for following redemption or exchange  instructions communicated  by telephone to the  extent  that  they  reasonably  believe  the telephone  instructions  to  be  genuine.   However,  if  they  do  not  employ reasonable procedures  to confirm that telephone instructions are genuine, they may be liable for any losses  due  to  unauthorized or fraudulent instructions.  Procedures employed may include recording  telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption  procedures  at any time. During periods of extreme market activity it is possible that shareholders  may encounter  some  difficulty  in telephoning the Fund, although neither the Fund nor the transfer agent has ever  experienced difficulties in receiving and in a timely fashion responding to telephone  requests  for redemptions or exchanges. If you are unable to reach the Fund by telephone, you  may request a redemption or exchange by mail.

      ADDITIONAL INFORMATION - If you are not certain of  the  requirements for redemption  please  call  the  transfer  agent  at 1-800-869-1679.  Redemptions specifying  a  certain  date  or share price cannot be  accepted  and  will  be returned.  You will be mailed the  proceeds on or before the fifth business day following the redemption.  However,  payment for redemption made against shares purchased by check will be made only after  the check has been collected, which normally may take up to fifteen calendar days.   Also,  when the New York Stock Exchange is closed (or when trading is restricted) for any  reason  other  than its  customary weekend or holiday closing or under any emergency circumstances, as determined  by  the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

      Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem  all of your shares in the Fund on 30 days' written notice if the value of your shares  in  the  Fund is less than $5,000  due  to  redemption,  or  such  other  minimum  amount as the Fund  may determine from time to time.  You may increase the value of your shares in the Fund to the minimum amount within the 30-day period.  All shares  of  the  Fund are  also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital  loss, which may have tax consequences about which you should consult your tax adviser.

DETERMINATION OF NET ASSET VALUE

      The price  you pay for your shares is based on the Fund's net asset value per share ("NAV").   The  NAV  is  calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day  the  New  York  Stock Exchange is open for business (the Exchange is closed on weekends, most federal  holidays  and  Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including   interest  and  dividends  accrued  but  not  yet  received)  minus liabilities  (including  accrued  expenses)  by  the  total  number  of  shares outstanding.

      The Fund's assets are generally valued at their current market value.  If market prices are not available or, in the adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the adviser will value the Fund’s assets at their fair value according to policies approved by, and under the ultimate supervision of, the Fund’s Board of Trustees.  For example, if trading in a portfolio security is halted as permitted by the Securities and Exchange Commission ("SEC") and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund’s fair value pricing policies.  Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.  The Board of Trustees will review all securities fair valued by the adviser on an ongoing basis.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

      The Fund typically distributes substantially  all of their net investment income  in  the  form  of  dividends  and  taxable  capital  gains   to   their shareholders.    These   distributions  are  automatically  reinvested  in  the applicable Fund unless you  request  cash  distributions on your application or through  a written request.  The Fund expects  that  their  distributions  will consist primarily of short-term capital gains.

TAXES

      In general,  selling  or  exchanging  shares  of  the  Fund and receiving distributions  (whether  reinvested  or  taken  in  cash)  are taxable  events. Depending on the purchase price and the sale price, you may  have  a  gain or a loss on any shares sold.  Any tax liabilities generated by your transactions or by  receiving  distributions  are  your  responsibility.  You may want to avoid making  a  substantial  investment  when  the Fund is about to make  a  taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

      Early each year, the Fund will mail to  you a statement setting forth the federal income tax information for all distributions  made  during the previous year.  If you do not provide your taxpayer identification number,  your account will be subject to backup withholding.

      The  tax  considerations described in this section do not apply  to  tax- deferred accounts  or  other non-taxable entities.  Because each investor's tax circumstances are unique,  please  consult  with  your  tax  adviser about your investment.

MANAGEMENT OF THE FUND

      Rock Canyon Advisory Group, Inc., 1384 West State Road,  Pleasant  Grove, UT  84062, serves as investment adviser to the Fund.  For the fiscal year ended September 30, 2005,  the  Fund  paid  the adviser a fee equal to 1.91% of the Fund's average daily net assets.

      The  Fund's  portfolio  manager, Jonathan  Ferrell,  has  been  primarily responsible for the day-to-day  management  of  the  Fund's portfolio since its inception.   Mr. Ferrell is the president of the adviser.   He  was  previously with Paragon Capital  Management,  Inc.,  serving  as  Director  of  Investment Research  from March 1999 until he founded the adviser in 2002, and a financial analyst from December 1997 until March 1999.

      In addition  to the Fund, Mr. Ferrell is affiliated with another advisory firm that manages a  limited  partnership  with essentially the same investment strategy as the Fund.  The adviser has represented  to the Board of Trustees of the  Fund that it employs policies and procedures for  managing  any  potential conflicts between the Fund and the limited partnership.

      The  adviser (not the Fund) may pay certain financial institutions (which may  include   banks,   brokers,   securities   dealers   and   other  industry professionals)  a  fee for providing distribution related services  and/or  for performing certain administrative  servicing functions for Fund shareholders to the extent these institutions are allowed  to do so by applicable statute, rule or regulation.

     The Fund's Statement of Additional Information provides information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of Fund shares.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the Fund's financial performance since its inception.  Certain information reflects financial results for a single Fund share.  Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended September 30, 2005 and 2004 was audited by Cohen McCurdy, Ltd., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.  The information for the prior period was audited by another public accounting firm.

Selected data for a share outstanding throughout the period:
	Year Ended	Year Ended	Period Ended **
	9/30/2005	9/30/2004	9/30/2003
Net Asset Value -
Beginning of Period	$ 11.60	$ 14.38	$ 10.00
Net Investment Loss (a)	(0.26)	(0.20)	(0.15)
Net Gains or Losses on Securities
(realized and unrealized)	1.41	1.22	4.53
Total from Investment Operations	1.15	1.02	4.38

Distributions from Net Realized Gains	(0.55)	(3.80)	0.00
Total from Distributions	(0.55)	(3.80)	0.00

Net Asset Value -
End of Period	$ 12.20	$ 11.60	$ 14.38
Total Return ***	9.95%	8.43%	43.80%

Ratios/Supplemental Data:

Net Assets - End of Period (Thousands)	8,519	19,089	14,549

Ratio of Expenses to Average Net Assets, excluding Dividends on Securities Sold Short	3.28%	2.83%	3.01%*
Ratio of Dividend Expense on Securities Sold Short	0.02%	0.20%	0.01%*
Ratio of Expenses to Average Net Assets After Waivers	3.30%	3.03%	3.02%*
Ratio of Net Investment Loss to Average Net Assets After Waivers	(2.24)%	(1.69)%	(1.75)%*
Ratio of Expenses to Average Net Assets Before Waivers	3.34%	3.03%	3.02%*
Ratio of Net Investment Loss to Average Net Assets Before Waivers	(2.28)%	(1.69)%	(1.75)*%
Portfolio Turnover Rate	1634.62%	4874.52%	3111.32%

* Annualized
** Commencement of Operations - December 31, 2002
*** Total returns in the above table represent the return that the investor would have earned or lost over the period indicated
on an investment assuming reinvestment of dividends, and is not annualized for periods of less than one year.
(a) Net investment loss per share calculated using average shares outstanding.

PRIVACY POLICY

      The   following  is  a  description  of  the  Fund's  policies  regarding disclosure of  nonpublic  personal  information that you provide to the Fund or that the Fund collect from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other  financial  intermediary, the privacy policy of your financial intermediary would govern how  your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects  the  following nonpublic personal information about you:

o

Information  the Fund receives from you on or in applications or  other forms, correspondence,  or  conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

o

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information they collect, as described above, to their service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY.  The  Fund  restricts  access  to  your nonpublic personal information to those persons who require such information  to  provide products  or  services  to  you.   The Fund maintains physical, electronic, and procedural  safeguards  that  comply  with  federal  standards  to  guard  your nonpublic personal information.

FOR MORE INFORMATION

      Several additional sources of information  are  available  to  you.   The Statement  of Additional Information ("SAI"), incorporated into this prospectus by  reference,  contains  detailed  information  on  the  Fund's  policies  and operations, including policies and procedures relating to disclosure of the Fund's portfolio.    Annual   report   contains  management's  discussion  of  market conditions and investment strategies  that  significantly  affected  the Fund's performance results as of the Fund's latest fiscal year end.

      Call the Fund at 1-800-869-1679 to request free copies of the SAI and the Fund's  annual and semi-annual reports, to request other information about  the Fund and to make shareholder inquiries.  The SAI and the annual and semi-annual reports are available, free of charge, on the Fund's website at http.//www.topflightfund.com.

      You may review and copy information about the Fund (including the SAI and other reports)  at  the  Securities  and  Exchange  Commission  ("SEC")  Public Reference  Room  in  Washington,  D.C.  Call the SEC at 1-202-942-8090 for room hours and operation.  You may also  obtain  reports and other information about the  Fund  on  the  EDGAR  Database  on  the  SEC's  Internet   site  at  http.//www.sec.gov, and copies of this information may be obtained, after  paying  a duplicating  fee,  by  electronic  request  at  the  following  e-mail address: publicinfo@sec.gov,   or   by  writing  the  SEC's  Public  Reference  Section, Washington, D.C. 20549-0102.

Investment Company Act # 811-21256

TOP FLIGHT FUND

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2006

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read in conjunction with the Prospectus of the Top Flight Fund dated February 1, 2006.  The SAI incorporates by reference the Fund’s Annual Report to Shareholders for the period ended September 30, 2005 (the “Annual Report”) A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at Mutual Shareholder Services, LLC, at 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141, or by calling 1-800-869-1679.

DESCRIPTION OF THE TRUST AND THE FUND

The Top Flight Fund (the “Fund”) was organized as a non-diversified series of Rock Canyon Funds (the “Trust”) on November 14, 2002 and commenced operations on December 31, 2002.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated November 14, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only series currently authorized by the Trustees.  The investment adviser to the Fund is Rock Canyon Advisor Group Inc. (the “Adviser”).

The Fund does not issue share certificates.  All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

As of January 1, 2006, the following persons may be deemed to beneficially own or hold of record five percent (5%) or more of the Fund: Charles Schwab & Co., Inc. –  83.35%. As a result, Charles Schwab & Co., Inc. may be deemed to control the Fund and could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.  The officers of the Fund believe that a majority of the shares held by Charles Schwab & Co. Inc. were held for the benefit of clients of Paragon Capital Management Inc. ("Paragon"), an investment adviser.  If Paragon has discretionary authority over its clients’ accounts, Paragon  may be deemed to beneficially own the shares indirectly and control the Fund.  If Paragon has authority to vote proxies on behalf of its clients, it could control the outcome of any proposal submitted to the shareholders for approval, such as approving new advisory contracts, electing trustees, etc.  In addition, if Paragon can direct its clients’ investments, it could redeem all or most of its clients’ shares at any time.  In such a case, the Fund might have to be liquidated, or the Board would have to determine a way to control expenses despite the decline in assets.   See the section below titled "Portfolio Transactions and Brokerage" for additional information regarding Paragon.

As of January 1, 2006, the officers and Trustees as a group beneficially owned less than one percent of the Fund.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Prospectus.  For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Prospectus and “Determination of Share Price” in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

AND RISK CONSIDERATIONS

This section contains a discussion of some of the investments the Fund may make and some of the techniques they may use.

A.  Equity Securities.  Equity securities include various index products including iShares, Street Tracks and HOLDRs.  iShares and streetTracks own the stocks in various sector indexes.  HOLDRs are a fixed basket of approximately twenty stocks of companies in a particular industry, sector or other group.  These groups include biotech, business-to-business, Internet, pharmaceutical, retail and telecommunications HOLDRs, among others.

The Fund may also invest in various sector exchange traded funds such as the Basic Industries Select Sector Index, Consumer Services Select Sector Index, Consumer Staples Select Sector Index, Cyclical/Transportation Select Sector Index, Energy Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index, Technology Select Sector Index, Utilities Select Sector Index.  Additionally, the Fund may invest in new exchange traded shares as they become available.  If the Fund’s portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

In addition to the exchange traded index products described above and in the Prospectus, the Fund may invest in equity securities such as common stock, convertible preferred stock, convertible bonds, rights and warrants.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.   Warrants are options to purchase equity securities at a specified price for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.  The Fund may not invest more than 5% of its net assets in either convertible preferred stocks or convertible bonds.  The Adviser will limit the Fund’s investment in convertible securities to those rated A or better by Standard & Poor’s Rating Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, of comparable quality in the opinion of the Adviser.

B.  Short Sales.  The Fund may sell a security short in anticipation of a decline in the market value of the security.  When the Fund engages in a short sale, it sells a security that it does not own.  To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer.  The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security.  The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a profit if the security declines in price between those dates.  Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund’s custodian of cash or high grade liquid assets equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales).  Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

In addition to the risks described above, there is the risk that the Fund may not be able to engage in short sales under SEC regulations.  Under current SEC regulations, short sales may be made only if the security to be sold is trading at an "uptick", "plus tick" or "zero plus tick", except as otherwise permitted.  A security is trading at an "uptick" or "plus tick" if the last sale price for the security was at a higher price than the sale preceding it.  A security is trading at a "zero plus tick" if the last sale price is unchanged but higher than the last preceding different sale.

C.  Securities Lending.  The Fund may make long and short-term loans of its portfolio securities to parties such as broker-dealers, banks, or institutional investors.  Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income.  Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser.  Furthermore, they will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

The Adviser understands that it is the current view of the staff of the Securities and Exchange Commission (the “SEC”) that the Fund may engage in loan transactions only under the following conditions:  (1) the Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest.  Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

D.  Restricted and Illiquid Securities.  The portfolio of the Fund may contain illiquid securities.  Illiquid securities generally include securities, which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price.  Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market.  The following securities are considered to be illiquid:  repurchase agreements and reverse repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities.  Restricted securities are securities the resale of which is subject to legal or contractual restrictions.  Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act.  Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement.  If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell.  The Fund will not invest more than 15% of its net assets in illiquid securities.

With respect to Rule 144A securities, these restricted securities are treated as exempt from the 15% limit on illiquid securities, provided that a dealer or institutional trading market in such securities exists.  The Fund, however, will not invest more than 10% of its net assets in Rule 144A securities.  Under the supervision of the Board of Trustees, the Adviser determines the liquidity of restricted securities and, through reports from the Adviser; the Board of Trustees will monitor trading activity in restricted securities.  If institutional trading in restricted securities were to decline, the liquidity of the Fund could be adversely affected.

E.  U.S. Government Securities.  U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government.  Not all U.S. government securities are backed by the full faith and credit of the United States. For example, U.S. Treasury bonds, notes, and bills, and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities.  Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation (FHLMC), are supported only by the credit of the issuing agency, and not by the U.S. government.  Securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality’s right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.  If a U.S. government agency in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund's share price could fall.

F.  Corporate Debt Securities. Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper).  The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody’s, or if unrated, determined by the Adviser to be of comparable quality.  Investment grade dept securities generally have adequate to strong protection of principal and interest payments.  In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.

G.  Zero Coupon Securities.  The Fund may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). Zero coupon securities involve risks that are similar to those of other debt securities, although the market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit qualities.  The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons.

H.  Lower Quality Debt Securities.  The Fund may purchase lower quality debt securities, or unrated debt securities, that have poor protection of payment of principal and interest.  These securities, commonly referred to as “junk bonds,” often are considered to be speculative and involve greater risk of default and of price changes due to changes in the issuer’s creditworthiness.  Market prices of these securities may fluctuate more than higher quality debt securities and may decline significantly in periods of general economic difficulty that may follow periods of rising rates.  While the market for junk bonds has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings.  Accordingly, past experience may not provide an accurate indication of future performance of the junk bond market, especially during periods of economic recession.  The Fund may invest in securities which are of lower quality or are unrated if the Adviser determines that the securities provide the opportunity of meeting the Fund’s objective without presenting excessive risk.  The Adviser will consider all factors, which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risks through diversification, investment analysis and monitoring of general economic conditions and trends.  To the extent that the Fund invests in lower quality securities, achievement of its investment objective may be more dependent on the Adviser’s credit analyses than is the case for higher quality bonds.  While the Adviser may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

The market for lower quality securities may be thinner and less active than that for higher quality securities, which can adversely affect the prices at which these securities can be sold.  If there is not established retail secondary market and market quotations are not available, these securities are valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services.  Judgment plays a greater role in valuing junk bonds than is the case for securities for which external sources for quotations and last-sale information are available.  Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value these securities, and the Fund’s ability to dispose of these lower quality debt securities.

Lower quality securities present risks based on payment expectations.  For example, junk bonds may contain redemption or call provisions.  If an issuer exercises the provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors.  Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets.  If the Fund experiences unexpected net redemptions, this may force it to sell its junk bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Adviser’s research and credit analysis are an integral part of managing any securities of this type held by the Fund.  In considering investments for the Fund, the Adviser attempts to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future.  The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

I.  Financial Services Industry Obligations.  The Fund may invest in each of the following obligations of the financial services industry:

(1)  Certificate of Deposit.  Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

(2)  Time Deposits.  Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

(3)  Bankers’ Acceptances.  Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

J.  Repurchase Agreements.  The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or agencies of the U.S. government (“U.S. Government Obligations”).  A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase).  Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.  However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy.  The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions.

K.  Foreign Securities.  In addition to the foreign equity securities described in the Prospectus, the Fund may invest in foreign fixed income securities.  Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations.  This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

Foreign government obligations generally consist of debt securities supported by national, state or provincial governments or similar political units or governmental agencies.  Such obligations may or may not be backed by the national government’s full faith and credit and general taxing powers.  Investments in foreign securities also include obligations issued by international organizations.  International organizations include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related government agencies.  Examples are the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.  In addition, investments in foreign securities may include debt securities denominated in multinational currency units of an issuer (including international issuers).  An example of a multinational currency unit is the European Currency Unit.  A European Currency Unit represents specified amounts of the currencies of certain member states of the European Economic Community, more commonly known as the Common Market.

Purchases of foreign equity and debt securities entail certain risks.  For example, there may be less information publicly available about a foreign company then about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility.  In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

The world’s industrialized markets generally include, but are not limited to, the following:  Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.  The world’s emerging markets generally include, but are not limited to, the following:  Argentina, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include:  (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) in the case of Eastern Europe and in China and other Asian countries, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.  So long as the Communist Party continues to exercise a significant or, in some countries, dominant role in Eastern European countries or in China and other Asian countries, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation.  The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation.  There may be no assurance that such expropriation will not occur in the future in either the Eastern European countries or other countries.  In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries.  Further, no accounting standards exist in Eastern European countries.  Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.  Inability to dispose of a security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

L.  Borrowing.  The Fund is permitted to borrow money up to one-third of the value of its total assets for the purpose of investment as well as for temporary or emergency purposes.  Borrowing for the purpose of investment is a speculative technique that increases both investment opportunity and the Fund’s ability to achieve greater diversification.  However, it also increases investment risk.  Because the Fund’s investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund’s net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value.  In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds.  Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

M.  Options Transactions.  The Fund may engage in option transactions involving individual securities and stock indexes.  An option involves either:  (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option.  Options are sold (written) on securities and stock indexes.  The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security.  The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment.  A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option.  Options are traded on organized exchanges and in the over-the-counter market.  To cover the potential obligations involved in writing options, the Fund will either:  (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid debt obligations sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks.  The purchase of options limits the Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly.  However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly.  When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline.  When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument.  In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written.  Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

INVESTMENT LIMITATIONS

Fundamental.  The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e, they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of:  (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to, the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.  Borrowing Money.  The Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.  Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry.  The Fund will not invest 25% or more of its total assets in any investment company that concentrates.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental.  The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.  Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Borrowing.  The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

3.  Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options; futures contracts, short sales and other permitted investments and techniques.

4.  Options.  The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Statement of Additional Information.

5.  Illiquid Investments.  The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

THE INVESTMENT ADVISER

The Adviser is Rock Canyon Advisory Group, Inc., 1384 West State Rd., Pleasant Grove, UT 84062.  Jonathan N. Ferrell is the sole shareholder of, and may be deemed to control, the Adviser.

Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board of Trustees.   As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.95% of the average daily net assets of the Fund.  The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future.  For the period December 31, 2002 (commencement of operations) through September 30, 2003 the Fund paid advisory fees of $153,985. For the fiscal year ended September 30, 2004, the Fund paid advisory fees of $350,358. For the fiscal year ended September 30, 2005, the Fund paid advisory fees, after waiver, of $260,116.

The Board of Trustees renewed the Agreement at a meeting held on November 11, 2005. The Trustees reviewed a memorandum describing the Trustees' duties when considering the Management Agreement renewal.  The Board then reviewed a copy of the current Management Agreement, and discussed the terms of the Agreement.  As to the nature, extent, and quality of the services to be provided by the Adviser, the Board considered the Adviser's investment philosophy and short sale strategy.  In addition, the Trustees reviewed the Adviser's Form ADV which described the operations and policies of the Adviser.  The Trustees reviewed the Adviser's organizational chart and discussed changes in personnel of the Adviser.  The Board also reviewed the resume of the Chief Compliance Officer of the Trust and the examination letter from the SEC and the corresponding response letter. Based on this information, the Trustees concluded that the Adviser has the ability to provide high quality advisory services to the Fund, and that the nature and extent of services provided by the Adviser were reasonable and consistent with the Board's expectations.

As to the Fund's performance, the Trustees reviewed information in the draft annual report and the performance report regarding the Fund's returns since inception through September 30, 2005.  The Board noted that the Fund has outperformed the S&P 500 in each 12 month period, not just in its first year.  The Board then reviewed the Fund's monthly and cumulative returns since January 2003 compared to two hedge fund indices. The Board noted that the report did not include cumulative returns.  Mr. Ferrell provided a new report to the Board with this information.  The Board noted that the Fund’s cumulative return since inception was approximately 75%, while during the same time frame the Tremont Long/Short Index cumulative return was 39.82%, the Altvest Long/Short Index cumulative return was 44.38% and the S&P 500 cumulative return was 44.17%.  The Board concluded that this performance was extremely laudable and significant to the Fund and its shareholders.

Mr. Ferrell then discussed the advisory fee and the overall expense ratio of the Fund and turned the Board’s attention to a report describing the expenses of other mutual funds with complex strategies that the Adviser considers to be "premium" funds.  In an effort to decrease the Fund’s expense ratio, Mr. Ferrell explained to the Board that the Adviser waived 35 basis points of its advisory fee from 1.95% to 1.60% during a portion of the third quarter 2005.  Mr. Ferrell also reported that the Adviser is voluntarily waiving its fee from 1.95% to 1.75% effective immediately.  Mr. Ferrell also reminded the Board that dividends paid on stocks held short are treated as a Fund expense. The Board also noted and discussed management fees of various other advisors.  The Board agreed, despite a higher expense ratio comparatively, that based on the assets in the Fund, the complexity of the Fund's strategy, and the Fund's consistent out performance, the Adviser’s fee of 1.95% was fair and reasonable.

As to profits realized by the Adviser, the Board reviewed a profit and loss statement of the Adviser for the period October 2004 through September 2005.  The Board noted that the Advisor had adequate resources to fulfill its responsibilities under the Management Agreement.  The Board then discussed additional benefits received by the Adviser, specifically the soft dollar arrangements utilized by the Adviser. They concluded that the Adviser was not excessively profitable, and that a discussion of economics of scale was not relevant at this time due to the small size of the Fund  The Trustees determined that the overall arrangement provided under the terms of the Agreement was a reasonable business arrangement, and that the approval of the Agreement was in the best interests of the Trust and the Fund’s shareholders.

The Adviser retains the right to use the names “Top Flight” and “Rock Canyon” in connection with another investment company or business enterprise with which the Adviser is or may become associated.  The Trust’s right to use the names “Top Flight” and “Rock Canyon” automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

The Adviser may make payments to banks or other financial institutions that sell Fund shares, provide shareholder services and administer shareholder accounts.  If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or their shareholders.  Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not.  The Fund may from time to time purchase securities issued by banks that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

The Trust and the Adviser have each adopted a Code of Ethics (the “Code”) under Rule 17j-1 of the Investment Company Act of 1940.  The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund.  You may obtain a copy of the Code from the SEC.

The Portfolio Manager

Jonathan N. Ferrell (the “Portfolio Manager”) is the portfolio manager responsible for the day-to-day management of the Fund.  As of September 30, 2005, the Portfolio Manager was responsible for the management of the following types of accounts, in addition to the Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1*	$4,434,633	1	$4,434,633
Other Accounts	0	$0	0	$0

*The Ensign Fund, LP, a hedge fund managed by Marriott Affiliated Capital Partners.

As of September 30, 2005, the Portfolio Manager managed the accounts listed above.  The Adviser has not identified any material conflicts between the Fund and other accounts managed by the Portfolio Manager.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and the other accounts.  The management of the Fund and the other accounts may result in unequal time and attention being devoted to the Fund and the other accounts.   Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the Portfolio Manager could favor one account over another, particularly when one account pays a performance fee.  Further, a potential conflict could include the Portfolio Manager's knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of the other accounts and to the disadvantage of the Fund.  These potential conflicts of interest could create the appearance that the Portfolio Manager is favoring one investment vehicle over another.

The Portfolio Manager manages the Fund and a hedge fund.  All orders are delivered to brokers executing for both funds in the evening before the market opens.  This eliminates any advantage either fund might gain from the timing of orders.  In instances where orders are originated or delivered during market hours, a daily trading checklist will note the time both sets of orders were sent, and whether similar orders were issued for both funds.

In the unusual occurrence that the same broker receives orders for both funds in the same security on the same day, all executions will be grouped and then allocated to each fund at the average execution price.  In instances of partially filled orders, the ratio of initial order sizes will determine the ratio of allocation sizes.

While the Fund pays the Adviser a fee based on assets under management, Mr. Ferrell's compensation from the Adviser is not fixed.  Because Mr. Ferrell owns the Adviser, his compensation is based upon the Adviser's profitability.  Mr. Ferrell participates directly in all profits and losses of the Adviser, including the advisory fees paid by the Fund, and are paid in cash.  There are no bonuses, options, deferred compensation or retirement plans associated with his service to the Fund.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of September 30, 2005.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Jonathan N. Ferrell	$10,001-$50,000

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  As of December 31, 2005, the Fund is the only series in the “Fund Complex”.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Jeffery C. Beck c/o Rock Canyon Funds 1384 West State Rd. Pleasant Grove, UT 84062 Year of Birth: 1963	Trustee since December 2002	Auditor, Department of Defense, Defense Contract Audit Agency, from February 1988 to present (Supervisory Auditor since October 2005).
Paul R. Ressler c/o Rock Canyon Funds 1384 West State Rd. Pleasant Grove, UT 84062 Year of Birth: 1966	Trustee since December 2002

Marketing Representative, CapSoft, a computer software firm, from May 1993 to January 2002; Marketing Representative, MyGo USA, a toy manufacturer, from January 2002 to April 2002; Marketing Representative, Pukka USA, a toy manufacturer, Inc. from April 2002 to present.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Ray J. Meyers [1] 357 East 50 South American Fork, UT 84003 Year of Birth: 1957	Trustee since December 2002	President and owner of Elemental Technologies, Inc., a computer programming firm, since April 1999.
Jonathan N. Ferrell1 1384 West State Rd. Pleasant Grove, UT 84062 Year of Birth: 1973	President since December 2002; Treasurer and Secretary since July 2005; Trustee from November 2002 until February 2005.

President of the Fund’s adviser since December 2002; Partner in Marriott Affiliated Capital Partners, an investment advisory firm, since December 2003.  Analyst with Paragon Capital Management, Inc., an investment advisory firm, from December 1997 until April 1999; Registered Representative with Delta Equity Services, Inc., an investment advisory firm, September 2002 until November 2002; Director Paragon Capital Management, Inc., April 1999 until December 2002.

Melissa Murchison 1384 West State Rd. Pleasant Grove, UT 84062 Year of Birth: 1970	Chief Compliance Officer since September 2004	Employed by the Fund's adviser since Sept., 2004; Director of Client Services/Marketing for Paragon Capital Management, Inc. from September 1995 to September 2004.

1 Mr. Meyers and Mr. Ferrell each own a 1/3 interest in Automated Security LLC and therefore, Mr. Meyers may be deemed to be an "interested person" Trustee.

The Trust’s audit committee consists of Jeffery C. Beck and Paul R. Ressler.  The audit committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees.  The audit committee held 3 meetings during the fiscal year ended September 30, 2005.

The following table describes the compensation paid to the Trustees of the Trust for the fiscal year ended September 30, 2005.

NAME	TOTAL COMPENSATION FROM TRUST
Ray J. Meyers	$4,000
Jeffery C. Beck	$4,000
Paul R. Ressler	$4,000

The following table provides information regarding shares of the Fund owned by each Trustee as of December 31, 2005.

Trustee	Dollar Range of Fund Shares
Ray J. Meyers	None
Jeffery C. Beck	None
Paul R. Ressler	None

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.  In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.  Prior to forming the Adviser and the Top Flight Fund, Jonathan Ferrell was employed by Paragon Capital Management, Inc. (“Paragon”), an investment adviser, and was a registered representative of Delta Equity Services ("Delta"), a broker dealer.  David Young owns Paragon.  Until April 2004, the Adviser rented office space from Paragon.

Since the inception of the Fund, most of the Fund's assets have come from one omnibus account at Charles Schwab.  An omnibus account is an account held in the name of a broker or other intermediary for the benefit of individual investors.  Although the Fund does not know the exact percentage, Mr. Ferrell believes that most of the investors in the Schwab account are clients of David Young and Paragon.

The Adviser may place portfolio transactions with affiliates of the Fund, or affiliates of the Adviser, provided the Adviser determines that it is meeting its obligation to obtain best qualitative execution.  From the inception of the Fund until January 2005, the Fund executed portfolio trades through brokers affiliated with David Young and, as a representative of these brokers, David Young received significant commission income from Fund trades.  Initially, Mr. Young was affiliated with Delta, and later he was affiliated with Golden Beneficial Securities ("Golden").  The Fund may also execute trades through Girard Securities Inc. (“Girard”).  From October 2004 through February 2005, Todd Draney was a registered representative of Girard.   Mr. Draney and Mr. Ferrell are partners in Marriott Affiliated Capital Partners ("MACP"), an investment advisory firm.  From March 2003 to October 2004, Mr. Draney was a registered representative of GBS Securities, Inc. ("GBS"), and GBS has executed significant portions of the Fund's securities transactions.  As a representative of these brokers, Mr. Draney received significant commission income from Fund trades.  The Board monitors the Fund’s brokerage transactions to assure that the Adviser is getting best qualitative execution. The Fund has no obligation to deal with any particular broker or dealer in the execution of its transactions.

The Adviser may not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions.   The SEC recently enacted rules that prohibit a mutual fund from using any broker that sells its shares to execute trades for the Fund unless there are procedures in place that are designed to ensure that the selection of a broker is based on the quality of the broker's execution and not on its sales efforts.  Until such time as the Board of Trustees approves such procedures, the Fund will not execute trades through any broker that promotes or sells Fund shares, including any broker affiliated with Mr. Young or Paragon.  If such procedures are approved by the Board, the Adviser may place portfolio transactions with such brokers so long as the placements are made pursuant to the approved procedures.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.  During the fiscal year ended September 30, 2005, the Fund directed brokerage transactions for research services to Jefferies Group.   Jefferies Group executed 5.21% of all shares transacted by the Fund and received $31,244.45 in commissions.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts.  The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Fund’s portfolio manager in servicing other accounts.  Similarly, research and information provided by brokers or dealers to the portfolio manager in respect to serving other accounts may be useful to the Adviser in connection with its services to the Fund.  Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

For the fiscal years ended September 30, 2003, 2004 and 2005, the Fund paid brokerage commissions of $812,103, $1,155,897 and $599,730.  For the fiscal year ended September 30, 2005, Delta received commissions of $0, or 0% of all commissions paid, for executing 0% of all shares transacted by the Fund.  For the fiscal year ended September 30, 2005, Golden received commissions of $192,951, or 32.17% of all commissions paid, for executing 37.86% of all shares transacted by the Fund.   For the fiscal year ended September 30, 2005, GBS received commissions of $354,046 or 59.03% of all commissions paid, for executing 56.01% of all shares transacted by the Fund.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis.  Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction.  If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time.  In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Adviser, taking into account such factors as the size of the individual orders and transaction costs, when the Adviser believes an adjustment is reasonable.  Currently the Adviser has no clients other than the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which are filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  The Fund has an ongoing arrangement to release portfolio holdings to Morningstar in order for Morningstar to assign a rating or ranking to the Fund.  Portfolio holdings will be supplied to Morningstar no more frequently than quarterly and only after the Fund has filed a Form N-CSR or Form N-Q with the SEC.

Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, the Transfer Agent, the Fund Accounting Agent and the Custodian and on an as needed basis to other third parties providing services to the Fund.  The Adviser, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund.  The Fund discloses portfolio holdings to its auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers as needed to provide services to the Fund.  The lag between the date of the information and the date on which the information is disclosed to these third parties will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund, the Adviser, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any persons to make available information about the Fund’s portfolio holdings without the specific approval of the Board.  Any party wishing to release portfolio holdings information on an ad hoc or  special basis must submit any proposed arrangement to the Board, which will review such arrangement to determine whether it is (i) in the best interests of Fund shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below) (iii) whether sufficient protections are in place to guard against personal trading based on the information and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund or the Adviser. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is  disclosed under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The agreements with the Fund's Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund's portfolio holding and the duty not to trade on the non-public information.  The Adviser has entered into a separate written confidentiality agreement that prohibits the disclosure of nonpublic information about the Fund's portfolio holdings and includes a duty not to trade on the non-public information.

DETERMINATION OF SHARE PRICE

The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays and Good Friday).  Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

ADDITIONAL TAX INFORMATION

The Fund has qualified and intends to continue to qualify as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”).  Qualification generally will relieve the Fund of liability for federal income taxes.  If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

CUSTODIAN

UMB Bank, N.A., 928 Grand Blvd., 10th Floor, Kansas City, Missouri 64106, is custodian of the Fund’s investments.  The custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

FUND SERVICES

Mutual Shareholder Services, LLC (“MSS”), 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141, acts as the Fund’s transfer agent and, in such capacity, maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other Fund shareholder service functions.

MSS also performs the Fund’s accounting functions and, in such capacity, maintains current books and records of the Fund’s receipts and disbursements, calculates the Fund’s daily net asset value and provides the Fund and its adviser with standard operational reports.  For its services as fund accountant, MSS receives an annual fee from the Fund based upon the average value of the Fund, with a maximum annual fee of $59,250.  For the period December 31, 2002 (commencement of operations) through September 30, 2003, MSS received $15,750 from the Fund for accounting services.  For the fiscal year ended September 30, 2004, MSS received $21,000 from the Fund for accounting services. For the fiscal year ended September 30, 2005, MSS received $30,920 from the Fund for accounting services.

PROXY VOTING POLICIES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund’s Adviser.  The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser.  In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Adviser’s policies and procedures state that the Adviser generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes.  When exercising its voting responsibilities, the Adviser’s policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company’s shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company’s operations and financial performance.  While no set of proxy voting guidelines can anticipate all situations that may arise, the Adviser has adopted guidelines describing the Adviser’s general philosophy when proposals involve certain matters.  The following is a summary of those guidelines:

o

electing a board of directors – a board should be composed primarily of independent directors, and key board committees should be entirely independent.  The Adviser generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;

o

approving independent auditors – the relationship between a company and its auditors should be limited primarily to the audit engagement;

o

providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, the Adviser is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;

o

corporate voting structure - shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.  The Adviser opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and

o

shareholder rights plans - shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Adviser generally considers to have a negative impact on shareholder value.

More Information

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request by calling toll free, 1-800-723-8637 or by accessing the SEC's website at www.sec.gov.  In addition, a copy of the funds' proxy voting policies and procedures are also available by calling 1-800-869-1679 and will be sent within three business days of receipt of a request.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The firm of Cohen McCurdy, Ltd., 826 Westpoint Parkway, Suite 1250, Westlake, Ohio 44145, has been selected as independent registered public accountants for the Trust for the fiscal year ending September 30, 2006.  Cohen McCurdy, Ltd. performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

FINANCIAL STATEMENTS

The financial statements and independent auditors' report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund’s Annual Report to the shareholders for the fiscal year ended September 30, 2005.  The Trust will provide the Annual Report without charge upon written request or request by telephone.